

SilverBow Resources Corporate Presentation

November 2022

SilverBow
RESOURCES®

Forward-Looking Statements







THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, services costs, impact of inflation, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "could," "believe," "anticipate," "intend," "estimate," "budgeted," "guidance," "forecast," "expect," "may," "continue," "predict," "potential," "plan," "project" and similar expressions although not all forward-looking statements contain such identifying words. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond the Company's control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: the severity and duration of world health events, including the COVID-19 pandemic, related economic repercussions including disruptions in the oil and gas industry supply chain disruptions and operational challenges including remote work arrangements and protecting the health and well-being of our employees; further actions by the members of the Organization of the Petroleum Exporting Countries, Russia and other allied producing countries with respect to oil production levels and announcements of potential changes in such levels; risks related to recently completed acquisitions; volatility in natural gas, oil and NGL prices; future cash flows and their adequacy to maintain our ongoing operations; liquidity including our ability to satisfy our short- or long-term liquidity needs; our borrowing capacity future covenant compliance; operating results; our ability to execute our business strategy, including the success of our drilling and development efforts and strategic initiatives; timing, cost and amount of future production of oil and natural gas; risk management activities, including hedging strategy; general economic and political conditions, including inflationary pressures, further increases in interest rates, a general economic slowdown or recession, political tensions and war; environmental liabilities; actions by third parties, including customers, service providers and shareholders; and other factors discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form-Q and Current Reports on Form 8-K filed thereafter. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) and "additional locations" or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to greater risk. The reserves show herein as of 9/30/22 are prepared by the Company's internal reserve engineers and have not been reviewed by our independent reserve engineering firm. THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity. THIS PRESENTATION references non-GAAP financial measures. Please see the Appendix to this presentation for definitions and reconciliations to the most directly comparable GAAP measure. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company's financial or operating performance presented in accordance with GAAP. THIS PRESENTATION includes information regarding our PV-10 as of 9/30/22, as adjusted to give effect to the Company's asset acquisitions completed in 2022. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC or strip prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC or strip prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Given the number of asset acquisitions the Company has completed in 2022, a calculation of standardized measure as of 9/30/22 is not available at this time.

SilverBow RESOURCES®

SilverBow Investment Highlights

SBOW LISTED NYSE — 5 YEARS

Pure Play E&P	Established operator with deep technical experience and in-basin knowledge
Balanced Commodity Mix	Inventory provides optionality in capital allocation based on prevailing commodity prices
Exposure to Premium Markets	Competitive advantage from exposure to favorable Gulf Coast pricing
Focus on Costs & Margins	Peer-leading cost structure with relentless focus on margins and capital efficiency
Returns Driven	Maximize return on capital investments through repeatable execution and financial discipline

Long-term strategy remains intact with multiple playbooks for the future

Company Overview

5 YEARS SBOW LISTED NYSE

SilverBow RESOURCES®

Strategic Aim Targeted Results

SilverBow is an independent oil and gas company with operations spanning all commodity phase windows of the Eagle Ford and Austin Chalk in South Texas



Legend
SilverBow Acreage
Fayette
Colorado
Gonzales
Lavaca
De Witt
Karnes
Atascosa
La Salle
Live Oak
McMullen
Webb

Corporate Profile

- **DISCIPLINE** Ability to allocate capital across a diversified commodity base
- **EXECUTION** Track record of solid well results and free cash flow generation
- **PRICING** Infrastructure proximity to favorable Gulf Coast markets
- **EFFICIENCY** Focus on reducing costs to maximize margins and returns
- **FLEXIBILITY** Balance sheet provides financial and operational flexibility
- **LEADERSHIP** Proven management team with substantial experience in the play

NYSE Symbol	SBOW
Market Capitalization(1)	$753 million
Enterprise Value(1)	$1.4 billion
9/30/22 PDP PV-10 Value(2)	$2.1 billion
3Q22 Production	299 MMcfe/d
3Q22 Production Mix	70% Gas
9/30/22 Proved Reserves(2)	1,998 Bcfe
% Proved Developed	42%
Net Acreage(3)	180,000

Committed to delivering financial and operational excellence

(1) Refer to Appendix for calculation of Market Capitalization and Enterprise Value
(2) PV-10 based on SilverBow's unaudited reserves and SEC pricing as of 9/30/22
(3) Acreage position as of 9/30/22 including recently closed acquisition

ESG: At the Core of Our Business

Environmental

SilverBow is committed to reducing environmental impact through sustainable operations

- Focused on reducing GHG emissions, especially methane emissions throughout its asset base.
- Utilizes green flowbacks to reduce gas flaring and currently in the process of reviewing flare efficiencies.
- Implementing various continuous monitoring and process improvements.

Social

SilverBow is committed to its workforce through cultural "SBOWay" values

- Recognizing employee contributions with spot bonus excellence awards, providing industry leading benefits, training and hybrid corporate work environment
- "Leads the Way" through SilverBow Cares – feeding the hungry, serving the military and supporting education

Governance

SilverBow aligns executive compensation with the creation of shareholder value

- Independent
  - 6 out of 7 Directors, incl. Chairman
  - Compensation Consultant
- Strong historical shareholder support for Say on Pay
  - ~99% support in 2022
- Annual compliance by all Directors, Officers and employees

Safety

SilverBow maintains a safe and incident free workplace

- "Safety Strong": 1,648+ days since last Lost Time Accident
- Production Operations team continues its zero OSHA recordable accidents and over six years since last LTA (includes employees and all contractors and services personnel)
- 3-Yr Avg. TRIR(1) of 0.13; 2021 TRIR of 0.15; 3Q22 of 0.0

Along with being recognized as a Top Workplace for the second consecutive year, SilverBow was honored to be selected by the Houston Chronicle as a Top 100 Public Company. SilverBow ranked as number 17 of the 100 awarded public companies in Houston for our 2021 performance.

SBOW recognized as a Top Workplace in Houston for the second year in a row!

(1) Total Recordable Incident Rate (TRIR) is total number of recordable incidents x 200,000 divided by total worker-hours worked

3Q22: Executing on M&A / Accretive Growth

5 YEARS SBOW LISTED NYSE

RECENT HIGHLIGHTS

Acquisition Activity	*Closed $87MM acquisition of incremental WI and new adjacent acreage in DeWitt and Gonzales counties* *Closed $35MM acquisition of oil and gas assets in Webb County, representing new dry gas position in Dorado play*
D&C Activity	*Drilled 13 net wells and completed/TIL 11 net wells* *2-well pad in Webb County: 30-day avg. IP of 30 MMcf/d* *2-well pad in Central Oil: 30-day avg. IP of 2,400 Boe/d*
Operating Performance	*Production of 299 MMcfe/d; Adjusted EBITDA of $115MM* *Realized oil price: $91.93/Bbl; 100% of NYMEX WTI* *Realized gas price: $7.81/MMBtu; 95% of NYMEX HH*
Shift to Gas Drilling	*Shifted both operated rigs to Webb County to accelerate Austin Chalk development. Increased WI across 12 gross (4.5 net) wells adds incremental PV-10 value of ~ $100MM*
Balance Sheet	*Reduced total debt by $14MM Q/Q* *Liquidity of $297MM, $13MM increase Q/Q* *Continue tracking toward leverage ratio 0.5x-1.0x*

SilverBow Setting Multi-Year Expectations

5 YEARS SBOW LISTED NYSE

	Key Objectives	Key Targets		
Robust Growth	▪ Deliver strong production and EBITDA growth while living within cash flow ▪ Enhance reserve base and PV-10 value ▪ Re-invest in strongest ROR opportunities	**>25%** Y/Y production growth target	**>25%** Y/Y EBITDA growth target	**<75%** Re-investment rate
Corporate Efficiency	▪ Improve performance, integrate acquisitions and lower cost structure ▪ Realize attractive Gulf Coast pricing ▪ Reduce cycle times; optimize utilization	**~$0.10** $/Mcfe Per unit cash G&A	**+95%** Realizations against NYMEX WTI and HH	**+75%** EBITDA margin from low-cost structure
Portfolio Expansion	▪ Increase liquids production as a percentage of overall portfolio ▪ Build scale through combination of organic drilling and accretive acquisitions ▪ Stacked pay development on core acreage	**~40%** Liquids as a percentage of production	**~50%** Liquids as a percentage of total revenue	**+10 Yrs** High return drilling inventory
Balance Sheet Strength	▪ Maintain financial strength and flexibility ▪ Fully funded capital program with no near-term maturities ▪ Roll-off below market hedges and lock in strong project returns with new hedges at favorable prices	**0.5x-1.0x** Leverage Ratio sustainable across commodity prices	**+$300MM** Liquidity with continued debt paydown	**+50%** Production hedged over next 24 months

Track Record of South Texas Acquisitions


Eagle Ford Shale Play
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
Frio
Atascosa
Karnes
Dimmit
La Salle
McMullen
Live Oak
Webb
Duval
Jim We
Caldwell
Gonzales
Lavaca
De Witt
SilverBow RESOURCES
SilverBow
Acquired Assets
Private Co.
Post Oak
Teal
SandPoint
Sundance
Arkoma
Undisclosed
0 12.5 25 50
Miles

Acquisition Highlights[1]

Key Asset Statistic	Private Co.	Post Oak	Teal	SandPoint	Sundance	Arkoma	Undisclosed	Total
Closed Date	Aug-21	Oct-21	Nov-21	May-22	Jun-22	Jun-22	Oct-22	--
Total Consideration ($MM)	~$24 (cash & stock)	~$33 (all stock)	~$75 (cash & stock)	~$71 (cash & stock)	~$354 (cash & stock)	~$35 (cash)	~$87 (cash)	~$680 (cash & stock)
Net Acres	848	41,000	17,000	26,600	39,000	500	5,000	~130,000
Net Production (Boe/d)	~1,667 (Apr-21)	~1,580 (Jun-21)	~2,500 (May-21)	~4,650 (May-22)	~11,100 (Jan-22)	~1,850 (Mar-22)	~1,100 (Jun-22)	~25,000
Production Mix	100% gas	39% liquids	71% liquids	30% liquids	84% liquids	100% gas	44% oil	56% liquids
PDP Wells (WI / NRI)	12 (16%/12%)	21 (100%/75%)	111 (56%/42%)	18 (96%/72%)	239 (83%/64%)	6 (80%/75%)	64 (70%/62%)	~470
Net Locations	17	25+ oil / 75+ gas	100+	~44	~155	5	43	~465

(1) Figures based on acquisition announcement

Unlocking Value Through Drillbit & Acquisitions

SBOW LISTED NYSE 5 YEARS

Building Scale Through M&A

- Successfully closed seven acquisitions since August 2021; Sundance acquisition largest in Company history
- Increased scale and optimized development plan drive double-digit production and EBITDA growth

Compelling Industrial Logic

- Acquired acreage highly contiguous with existing footprint; provides for extended laterals and more efficient development
- Drives capital and operating efficiencies, with additional value expected to realized over time

Financially Accretive Across Key Metrics

- Accretive to 2022E / 2023E CF per share and FCF per share
- Supported by $400-$450 million of 2022E EBITDA and ~$700 million of 2023E EBITDA

Adding Liquids-Weighted Production and Inventory

- Significantly increased core inventory with >350 gross locations added YTD through acquisitions and leasing
- Recent acquisitions provides optionality in oil window to complement existing high return gas-weighted inventory

Strengthening Financial Profile with Increased Free Cash Flow

- Expect to generate sustainable FCF[1] with a re-investment rate <75%
- FCF outlook drives optionality to pay down debt, re-invest in drillbit, pursue acquisitions and return to shareholders

Maintaining Conservative Leverage with Simplified Balance Sheet

- Enhanced cash flows accelerate delevering with target of 0.5x-1.0x
- PDP PV-10 / Total Debt of 3.4x with a PDP PV-10 of $2.1 billion at 9/30/22 SEC pricing

Note: Projections based on recent strip pricing. Hedge book as of 10/28/22

(1) Free cash flow calculated as EBITDA less interest expense, cash taxes and capex

Pathway to Scale Through Drillbit & Acquisitions

Production(1)


(MMcfe/d)
191
~410
SilverBow RESOURCES
Jul-21
Private Co.
POST OAK ENERGY CAPITAL
TEAL NATURAL RESOURCES
SANDPOINT RESOURCES LLC
SUNDANCE energy
Arkoma
Undisclosed
Organic Growth
SilverBow RESOURCES
2023E

Share Price


$40.00
$30.00
$20.00
$10.00
$0.00
$19.82
$33.77
+70%
SilverBow RESOURCES
7/31/21
SilverBow RESOURCES
10/28/21

Market Capitalization(2)


($MM)
$800
$600
$400
$200
$0
$242
$753
+212%
SilverBow RESOURCES
7/31/21
SilverBow RESOURCES
10/28/21

SBOW has achieved a step change in scale over the last 18 months

(1) Figures based on acquisition announcement. 2023E based on midpoint of production guidance
(2) Refer to Appendix for calculation of Market Capitalization

Robust Growth Over Near-Term

SBOW LISTED NYSE — 5 YEARS

Adjusted EBITDA and Leverage[1]



($MM)
Average Daily Production (MMcfe/d)
143
185
231
183
214
~272
~410
$1,000
$800
$600
$400
$200
$0
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
Adj. EBITDA
Total Debt / EBITDA
~$700
$400 - $450
0.5x-1.0x
2017
2018
2019
2020
2021
2022E
2023E

>2.0x
EBITDA Growth
Significant contribution from acquisitions 2021-2023E

0.5x-1.0x
YE23 Leverage Target
Expect to continue debt paydown and further de-lever over time

~410 MMcfe/d
2023E Average Production
~50% increase in production Y/Y with a re-investment rate <75%

Growing cash flows and scale while improving balance sheet

Note: Projections based on recent strip pricing. Hedge book as of 10/28/22

(1) Adjusted EBITDA excludes pro forma add-backs and amortized hedge gains which are included SilverBow's leverage ratio calculation



Operations Update

Key Objectives & Looking Ahead

5 YEARS SBOW LISTED NYSE

Key Objectives

Increase
scale through double digit production and EBITDA growth

Expand
high-return inventory through leasing and accretive acquisitions

Optimize
capital efficiency and cost metrics within balanced portfolio

De-lever
balance sheet through debt reduction and cash flow generation

4Q22 Preview

OPERATIONS
Two rigs focused on Webb County Gas drilling

5%-10% production growth Q/Q

CAPEX
~$95-$115MM in Capex

Mitigating cost inflation through contract structuring and procurement initiatives

M&A / A&D
Multiple marketed processes in market or to be launched

Bolt-on opportunities to enhance existing footprint

FY23 Outlook

PRODUCTION
Significant growth in production Y/Y

Higher WI in prolific gas wells

2H23 oil from Karnes trough area

CAPEX
~$450-$550MM in Capex reflecting 2 to 2.5 rigs on average

Re-investment rate <75%

DEBT PAYDOWN
Increased scale and free cash flow drives debt paydown

Targeting leverage of 0.5x-1.0x

Consistent execution of key objectives underpin SBOW's strategy

10+ Years of Core Premium Inventory

5 YEARS SBOW LISTED NYSE



Eastern Extension
Net Acres: 18,000
Gross Drilling Inventory: 125
Central Oil
Net Acres: 60,000
Gross Drilling Inventory: 200
Western Condensate
Net Acres: 30,000
Gross Drilling Inventory: 125
Southern Eagle Ford
Net Acres: 55,000
Gross Drilling Inventory: 50
Webb County Gas
Net Acres: 17,000
Gross Drilling Inventory: 190
Fayette
Gonzales
Lavaca
Wilson
De Witt
Karnes
Zavala
Frio
Atascosa
La Salle
McMullen
Dimmit
Live Oak
Webb
SilverBow RESOURCES
0 5 10 20 Miles
Legend
SilverBow Position
Phase Windows
Black Oil
Condensate
Volatile Oil
Wet Gas
Dry Gas

Note: Acreage position as of 9/30/22 including recently closed acquisition

Top Tier Assets Across Balanced Commodity Mix

5 YEARS SBOW LISTED NYSE

Recent Gas Well Results

1. **Rio Bravo Austin Chalk Single Well (WCG)**
   30-day rate: 13 MMcf/d
   100% Gas
2. **Otto Single Well (SEF)**
   30-day rate: 12 MMcf/d
   100% Gas
3. **Fasken EF / AC 3 Wells (WCG)**
   30-day rate: 35 MMcf/d
   100% Gas
4. **La Mesa II 6 Well Pad (WCG)**
   30-day rate: 84 MMcf/d
   100% Gas
5. **La Mesa III Austin Chalk 2 Wells (WCG)**
   30-day rate: 19 MMcf/d
   100% Gas
6. **San Roman 2 Wells (WCG)**
   30-day rate: 28 MMcf/d
   100% Gas



Sutton
Kimble
Gillespie
Blanco
Travis
Lee
Washington
Edwards
Kerr
Hays
Bastrop
Kendall
Caldwell
Fayette
Real
Comal
Bandera
Colorado
Guadalupe
Bexar
Gonzales
Lavaca
Kinney
Uvalde
Medina
Wilson
De Witt
Jackson
Atascosa
Karnes
Zavala
Frio
Victoria
Maverick
Goliad
Calhoun
Dimmit
La Salle
McMullen
Live Oak
Bee
Refugio
Aransas
San Patricio
Jim Wells
Nueces
Duval
Kleberg
Jim Hogg
Brooks
Kenedy
Zapata
0
15
30
60
Miles

Recent Oil Well Results

1. **Evans 3 Well Pad (WC)**
   30-day rate: 3,780 Boe/d
   58% Liquids
2. **SMR II 3 Well Pad (CO)**
   30-day rate: 2,190 Boe/d
   90% Liquids
3. **Briggs Knolle 4 Well Pad (WC)**
   30-day rate: 4,202 Boe/d
   78% Liquids
4. **Briggs Knolle 2 Well Pad (WC)**
   30-day rate: 2,524 Boe/d
   72% Liquids
5. **Bethune 2 Well Pad (CO)**
   30-day rate: 2,641 Boe/d
   91% Liquids
6. **SMR 3 Well Pad (CO)**
   30-day rate: 1,825 Boe/d
   90% Liquids

Uniquely positioned to capitalize on both commodities within the same basin

Note: Acreage position as of 9/30/22 including recently closed acquisition

Top Tier Dry Gas Assets

U.S. Onshore Gas Plays – 15% Full-Cycle IRR Gas Breakeven Prices(1)


($/Mcf)
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
SBOW's Webb County Austin Chalk is among the highest quality across all U.S. gas basins
$1.37
$1.58
$1.88
$1.98
$2.81
$2.87
$2.91
$2.93
$3.20
$3.32
$3.37
$3.43
$3.43
SW PA Rich Gas
STACK GAS
SBOW - Webb Austin Chalk(2)
WV Rich Gas
HV - LA Core
NE PA Core
HV - North LA
HV - Shelby Trough
NE PA Tier 2
HV - North TX
OH Utica Wet Gas
WV Dry Gas
OH Utica Dry Gas

SBOW's returns are top quartile in a favorable natural gas environment

Sources: J.P. Morgan equity research estimates; Bloomberg; internal estimates

(1) J.P. Morgan analysis based on 15% pre-tax well-head full-cycle returns; IP and decline curves aggregated based on company and state reported production data. Mid-cycle oil and natural gas prices of $80/Bbl and $4/Mcf used in breakeven analysis. Assumes service cost inflation of 10%. LOE, G&A and T&P included

(2) Internal analysis relying on consistent methodology to calculate breakeven gas price

Webb County Gas – SilverBow Leads Pack in Top Wells

5 YEARS SBOW LISTED NYSE

Top 50 Wells First 3 Mo Cum Gas Production



(MMcf)
SilverBow
Other Operators
Benchmarks
1,600
1,400
1,200
1,000
800
600
400
200
0
5
10
15
20
25
30
35
40
45
50
Top 50 Average
Top Quartile Average
2nd Quartile Average
3nd Quartile Average
4nd Quartile Average

Top 50 Eagle Ford & Austin Chalk Gas Wells



Dimmit
La Salle
Webb
Top 50
SilverBow
Other

SilverBow has drilled 24 of top 50 Eagle Ford and Austin Chalk gas wells

Source: RSEG/Enverus, Company data. Data as of 7/26/22

Note: Well set includes 2,760 horizontal Eagle Ford & Austin Chalk wells in Webb county: First 3 month cumulative gas production

Webb County Austin Chalk

Commentary

- Successfully completed seven Austin Chalk tests and moving to multi-well development
- 72 locations remain to be developed in Webb County
- Past wells delivered at an average cost of $6.4 million with an average completed length of 7,500'
- Consistent results at Rio Bravo and Fasken delivering normalized IPs over 11 MMcf/d
- Recent San Roman well delivering normalized IPs over 12 MMcf/d

Productivity from the Austin Chalk formation in Webb County ranks among best gas plays in U.S.

Webb County Map


1 RIO BRAVO STATE 201H
2 FASKEN STATE 201H
3 RIO BRAVO STATE 202H
4 LA MESA RANCH 201H
5 LA MESA RANCH 202H
6 LA MESA RANCH 203H
7 SAN ROMAN 201H
5 mi

Economic Potential

Drilling Locations	72
Average Lateral Length	7,500
Type Curve EUR	14-18 Bcfe
% Gas	100%
Average Gross Well Cost ($MM)	$6.4 - $8.3
IRR[(2)(3)] (%)	> 85%
Payout[(2)(3)] (Years)	< 1.5

Daily Production[(1)]


MMcf/d
20
18
16
14
12
10
8
6
4
2
0
Type Curve
0
50
100
150
200
250
300
350
Producing Days

(1) Normalized to 7,500 ft.; Early flowback/cleanup production not shown (first 7 days)
(2) Pricing: $80 | $4.50 | 35%
(3) Effective Date: January 2023

Liquids-Weighted Position in Karnes Trough

Commentary

- On 10/31/22, SilverBow closed an acquisition of oil and gas assets in DeWitt and Gonzales counties
  - $87 million purchase price
  - 5,200 net acres
  - ~1.1 MBoe/d net production (June 2022)
- In combination with SilverBow's existing position, the acquisition creates a ~13,000 net acres consolidated acreage position in the Karnes trough trend
  - High rate of return Eagle Ford inventory with both SilverBow and offset operators consistently achieving first 12 months cum production > 130 Mbo of oil
  - Allows for long laterals and improved capital and operating efficiencies
- SilverBow plans to bring online two wells in 1Q23 with potential for a full rig dedicated to the area in 2H23

Map - First 12 Month Cum > 130 Mbo of Oil



Gonzales
Lavaca
De Witt
Karnes
Goliad
Victoria
Austin Chalk Well
12 Mo Oil Cum: ~137 Mbo
N
0
5,000
10,000
20,000
Feet
Legend
SilverBow
New Acreage
Incremental WI
First 12 Mo Oil Cum
130+ (Mbo)
SBOW
DVN
EOG
MRO
ROCC
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas

Key Consolidated Asset Statistics

Key Asset Statistic	
Net Acres	~13,000
June 2022 Net Production (MBoe/d)	2.6 (43% oil)
Average Operated WI / NRI	100% / 78%
Gross PDP wells	65
Gross Horizontal Locations (AC / EF)	~30 / ~80

Key Type Curve Statistics(1)(2)

Type Curve Statistics	Eagle Ford	Austin Chalk
EUR / 1,000 ft (Boe)	70-85	100+
% Liquids	45% - 70%	41%
Average Lateral Length	8,000	8,000
Average Gross Well Cost ($MM)	~$9	~$10
IRR (%) (1)	>100%	>100%

(1) Pricing: $80 Oil | $4.50 Gas | 35% NGL
(2) Effective Date: January 2023

Managing Current Operating Environment

5 YEARS SBOW LISTED NYSE

Inflation Mitigation Efforts	- Increased scale, activity and service demands drive added operational efficiencies - Term commitments and legacy partnerships with vendors used to mitigate spot price volatility - Continued executional improvements in drilling and completion commercial metrics
Labor	- Supports drilling, completion and construction activities with an integrative combination of highly-trained employees, critical contractors and service company personnel - Employees constitute most of the petro-technical, administrative, managerial and professional positons within SilverBow
Service Company Availability & Other Arrangements	- **Drilling:** Rigs and ancillary services both local and regional secured through 2023 at SilverBow's discretion - **Completion**: frac fleet and crews secured through 2023 - Long-term service arrangements utilized to preserve and advance field personnel knowledge, operational skill-sets and risk management
Inventory Procurement	- Secured 100% of casing and other tubular goods for FY22 and much of FY23 - Sourced regional sand along with other out-of-area opportunities - Proprietary cost management process that forecasts future bottlenecks and ensures a lack of disruptions with competitive, best-in-market pricing

Mitigating external pressures in today's environment with commercial efficiencies



Finance Update

Track Record of Performance

Production



(MMcfe/d)
(% Gas)
375
300
225
150
75
0
100%
90%
80%
70%
60%
183
178
180
213
212
250
226
238
299
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22E
Actuals
% Gas

Revenue



($MM)
($/Mcfe)
$300
$200
$100
$0
($100)
($200)
$7.50
$6.00
$4.50
$3.00
$1.50
$0.00
$54
$55
$82
$62
$80
$110
$101
$116
$158
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
Oil & Gas Sales
Hedges
Per Unit

Cash G&A, Net



($MM)
($/Mcfe)
$8.0
$6.0
$4.0
$2.0
$0.0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$4.8
$3.6
$3.7
$3.6
$4.1
$5.7
$3.7
$4.0
$3.2
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
Cash G&A
Per Unit

Adjusted EBITDA



($MM)
($/Mcfe)
$140
$120
$100
$80
$60
$40
$20
$0
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$38.3
$63.4
$42.8
$57.6
$81.8
$73.9
$85.4
$114.7
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
Adj EBITDA
Per Unit

Efficient operations and low fixed costs contribute to SBOW's success

Built to Deliver Strong Margins

Corporate Cash Margin


($/Mcfe)
$6.25
$5.00
$3.75
$2.50
$1.25
$0.00
$3.34
$1.94
$5.05
$3.51
$3.19
$1.73
$4.09
$2.59
$4.80
$3.20
$4.99
$3.35
$5.38
$3.34
$5.75
$3.79
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
Production Expenses
Cash G&A
Interest Expense
Hedged Revenue
Corporate Cash Margin

Pre and Post-Hedge Prices


($/Mcfe)
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$3.27
$3.34
$5.35
$5.05
$3.60
$3.19
$5.08
$4.09
$6.58
$4.80
$6.38
$4.99
$8.44
$5.38
$8.81
$5.75
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
Pre-Hedge Price per Mcfe
Post-Hedge Price per Mcfe
Adj. EBITDA per Mcfe

Cost efficiencies and proactive hedging support full-cycle profitability and returns

Note: Production Expenses include LOE, T&P and Production Taxes

Geographically Advantaged to Meet Growing Demand

Regional Pricing Benefits

- 100% of oil and gas production receives favorable Gulf Coast pricing
- Access to premium markets provides enhanced net-backs and pricing realizations
- Geographically advantaged differentials enhance low cost basis vs. peers
- Significant regional infrastructure presents no takeaway capacity concerns
- Ideally located to meet growing demands via existing regional infrastructure

Sources of Demand

- U.S. natural gas demand is expected to increase by over 10 Bcf/d by 2025
- LNG exports in 1H22 increased to average 12.3 Bcf per day vs 10.7 Bcf/d in FY21
- Post-COVID recovery of industrial, commercial and petrochemical demand



Petrochem. Complex ***LNG Exports*** ***Mexico Exports***

1H22 Texas Gulf Coast Oil Differentials



Cushing (WTI)
Texas
Midland
Eagle Ford
MEH



Differential to WTI
$0
$2
$4
MEH
$1.41
Midland
$1.03

All crude oil production receives favorable Gulf Coast pricing with no takeaway constraints

1H22 Natural Gas Pricing & Differentials



Rockies
$5.65
($0.39)
Panhandle
$5.97
($0.07)
Marcellus
$5.22
($0.82)
$5.91
($0.13)
San Juan
Transco
$6.05
$0.01
$5.25
($0.79)
Waha
HSC
$6.02
($0.02)
Henry Hub
$6.04
Legend
Price
Diff.

Gulf Coast market (HSC) yielding -$0.03/Mcf to $0.80/Mcf higher netbacks vs. others

Source: Platt's Inside GMR vs. Henry Hub settles, EIA 2021 Annual Energy Outlook and J.P. Morgan

SilverBow Realizes Favorable Pricing

5 YEARS SBOW LISTED NYSE

Realized Oil Prices



($/Bbl)
(% of WTI)
97% of WTI Average Over Last 8 Quarters
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
120%
100%
80%
60%
40%
20%
-
91%
96%
96%
97%
98%
98%
101%
100%
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
Realized Oil Price
Benchmark Avg
Realized Oil % of WTI

Realized Gas Prices



($/Mcf)
(% of HH)
111% of HH Average Over Last 8 Quarters
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
200%
160%
120%
80%
40%
-
101%
185% (1)
104%
103%
97%
100%
102%
95%
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
Realized Gas Price
Benchmark Avg
Realized Gas % of HH

SBOW consistently realizes prices at or above NYMEX benchmarks

(1) SilverBow experienced unusually high 1Q21 realized natural gas prices due to the unforeseen volatility from extreme cold weather conditions in February 2021. These price fluctuations are not expected to recur

Financial Discipline is Integral to Strategy

- **Maintain strong balance sheet**
  - Active hedging program to protect returns and minimize downside exposure
  - Working capital management
  - No near-term debt maturities
- **Relentless focus on driving down costs**
  - Minimize borrowing costs and financial leakage
- **Disciplined capital allocation**
  - Align capital structure with business model
  - Acute focus on full-cycle returns
  - Strategic business planning across wide range of pricing and operational scenarios
- **Continued debt paydown**
  - Target leverage ratio of 0.5x-1.0x

De-Levering the Balance Sheet[1]



Improving Leverage Ratio
3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
2.5x
2.1x
1.9x
1.7x
1.3x
1.2x
1.4x
1.3x
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Debt Maturity Schedule[2]



($MM)
No near-term debt maturities
$600
$500
$400
$300
$200
$100
$0
Credit Facility $480
2nd Lien $150
2022
2023
2024
2025
2026

Acquired assets accelerate SBOW's deleveraging efforts over next 18 months

Note: Borrowing base amount reflects latest redetermination
(1) Total Debt / LTM Adjusted EBITDA for Leverage Ratio
(2) Credit facility drawn and second lien outstanding as of 9/30/22

SilverBow's Value Proposition

SBOW
5 YEARS LISTED NYSE

Pure Play Eagle Ford E&P

Established operator with deep technical experience and in-basin knowledge

Balanced Commodity Mix

Inventory provides optionality in capital allocation based on prevailing commodity prices

Focus on Costs & Margins

Competitive cost structure with relentless focus on margins and capital efficiency

SilverBow RESOURCES®

Exposure to Premium Markets

Competitive advantage from exposure to premium Gulf Coast pricing

Returns Driven

Maximize return on capital investments through repeat execution and financial discipline

Consistently generating cash flow with high margins and a leading cost profile



Appendix

2022 Guidance

SBOW LISTED NYSE — 5 YEARS

	ACTUAL					GUIDANCE	
	4Q21	FY21	1Q22	2Q22	3Q22	4Q22	FY22
Production Volumes:							
Oil (Bbls/d)	5,750	4,005	4,769	4,399	8,491	10,100 - 10,300	6,950 - 7,050
Gas (MMcf/d)	184	166	173	186	210	218 - 230	197 - 200
NGL (Bbls/d)	5,258	4,033	3,994	4,254	6,329	6,000 - 6,150	5,150 - 5,250
Total Reported Production (MMcfe/d)	**250**	**214**	**226**	**238**	**299**	315 - 329	270 - 274
% Gas	*74%*	*77%*	*77%*	*78%*	*70%*	*70%*	*73%*
Product Pricing:							
Crude Oil NYMEX Differential ($/Bbl)	($1.54)	($0.45)	($1.70)	$1.53	$0.37	($1.50) - $0.00	NA
Natural Gas NYMEX Differential ($/Mcf)	($0.19)	$0.58	$0.01	$0.11	($0.38)	($1.05) - ($0.75)	NA
Natural Gas Liquids (% of WTI)	43%	41%	37%	36%	36%	30% - 34%	NA
Costs & Expenses:							
Lease Operating Expenses ($/Mcfe)	$0.37	$0.35	$0.48	$0.47	$0.65	$0.61 - $0.65	$0.55 - $0.59
Transportation and Processing ($/Mcfe)	$0.30	$0.31	$0.31	$0.31	$0.35	$0.30 - $0.34	$0.30 - $0.34
Production Taxes (% of Revenue)	4.8%	4.7%	6.0%	5.4%	5.2%	6.5% - 7.5%	5.5% - 6.5%
Cash G&A ($MM)	$5.7	$17.2	$3.7	$4.0	$3.2	$4.2 - $4.7	$15.1 - $15.6

FY22 capital budget range of $320-$340 million

Note: Table represents as-reported figures

Capital Structure & Credit Profile

- **Revolving Credit Facility (due Oct-26)**
  - $775 million borrowing base
  - $494 million outstanding
  - SOFR + 2.75%-3.75%
  - 14 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA <3.0x
- **Second Lien Facility (due Dec-26)**
  - $150 million outstanding
  - LIBOR + 7.50% with 1% LIBOR floor
  - 101 through December 2022 and par thereafter until maturity
  - Net Debt / LTM Adjusted EBITDA <3.25x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 22.3 million shares as of 10/28/22

Capitalization

($MM, except per unit amounts)

Share Price (10/28/22)	$33.77
Shares Outstanding (10/28/22) (MM)	22.3
Equity Market Capitalization	**$753.4**
Plus: Revolving Credit Facility[1]	$480.0
Plus: Second Lien[1]	150.0
Less: Cash and Cash Equivalents[1]	(1.9)
Enterprise Value	**$1,381.5**

Valuation Statistics	*Metric*	*Multiple*
EV / LTM Adjusted EBITDA[2]	$495	2.8x
EV / Proved Reserves ($/Mcfe)[3]	1,998	$0.69
EV / 3Q22 Production ($/Mcfe/d)	299	$4,621

Credit Statistics	*Multiple*
Total Debt / LTM Adjusted EBITDA[2]	1.3x
Total Debt / PDP Reserves ($/Mcfe)[3]	0.8x
PDP PV-10 / Total Debt[3]	3.4x

Straightforward capital structure with improving metrics

Note: Borrowing base amount reflects latest redetermination
(1) Cash and debt balance as of 9/30/22
(2) LTM Adjusted EBITDA of $495.1 million includes $139.3 million of contributions from closed acquisitions
(3) Reserves and PV-10 as of 9/30/22. PV-10 based on 9/30/22 SEC pricing

Current Hedge Position

	4Q 2022 (3 Months)	1Q 2023 (3 Months)	2Q 2023 (3 Months)	3Q 2023 (3 Months)	4Q 2023 (3 Months)	1Q 2024 (3 Months)	2Q 2024 (3 Months)	3Q 2024 (3 Months)	4Q 2024 (3 Months)
NYMEX HH GAS									
Swaps									
Gas (MMBtu)	4,399,284	1,161,000	3,876,000	4,816,000	3,887,000	891,000	5,525,000	5,060,000	5,060,000
Wt Avg Price	$3.95	$6.11	$4.52	$4.57	$4.71	$4.50	$3.89	$3.94	$4.21
Collars									
Gas (MMBtu)	10,972,376	13,967,900	12,141,250	11,896,400	12,445,000	7,841,000	2,823,000	2,958,000	2,945,000
Wt Avg Ceiling	$4.16	$5.50	$4.05	$4.23	$4.80	$6.19	$4.91	$5.10	$5.63
Wt Avg Floor	$3.42	$3.86	$3.28	$3.43	$3.87	$4.10	$4.05	$4.00	$4.24
Three-Way Collars									
Gas (MMBtu)		347,800	310,400	233,100	219,200	198,000	188,000		
Wt Avg Ceiling		$3.03	$3.01	$2.95	$2.94	$3.37	$3.37		
Wt Avg Floor		$2.56	$2.54	$2.50	$2.50	$2.50	$2.50		
Wt Avg Subfloor		$2.06	$2.04	$2.00	$2.00	$2.00	$2.00		
NYMEX WTI OIL									
Swaps									
Oil (Bbls)	559,876	532,175	494,575	533,980	569,300	227,500	249,500	229,000	217,000
Wt Avg Price	$74.00	$81.52	$80.75	$77.36	$78.26	$80.78	$80.47	$78.90	$77.76
Collars									
Oil (Bbls)	201,304	171,707	167,949	72,847	72,242	137,700	33,000		
Wt Avg Ceiling	$85.50	$66.00	$64.89	$66.26	$65.13	$65.86	$60.72		
Wt Avg Floor	$70.58	$47.37	$53.91	$59.27	$58.54	$51.61	$45.00		
Three-Way Collars									
Oil (Bbls)	13,280	14,470	13,260	9,570	8,970	8,247	7,757		
Wt Avg Ceiling	$62.14	$64.55	$64.53	$63.33	$63.35	$67.85	$67.85		
Wt Avg Floor	$52.94	$55.14	$55.04	$53.41	$53.38	$57.50	$57.50		
Wt Avg Subfloor	$42.21	$44.24	$44.19	$43.08	$43.08	$45.00	$45.00		
NGL									
Swaps									
NGLs (Bbls)	344,995	337,500	341,250	345,000	345,000	127,394	127,400	128,800	128,800
Wt Avg Price	$35.00	$33.12	$33.12	$32.91	$32.91	$29.38	$29.39	$29.39	$29.39
Oil Basis									
Swaps									
CMA Roll (Bbls)	266,800								
Wt Avg Price	$0.19								
Gas Basis									
Swaps									
HH-HSC (MMBtu)	6,272,000	11,880,000	11,890,000	11,960,000	11,960,000	5,460,000	5,770,000	5,520,000	5,520,000
Wt Avg Price	($0.09)	$0.04	($0.22)	($0.20)	($0.21)	$0.12	($0.26)	($0.23)	($0.19)

Note: Hedge portfolio as of 10/28/22

Note: The above analysis assumes 1 Mcf equals MMBtu

Calculation of Adjusted EBITDA & Free Cash Flow

SBOW LISTED NYSE 5 YEARS

($000s, except per unit metrics)	2021		2022		
	4Q	FY	1Q	2Q	3Q
Net Income / (Loss)	**$114,274**	**$86,759**	**($64,255)**	**$88,790**	**$142,541**
Plus:					
DD&A	23,144	68,629	21,154	26,441	41,501
Accretion of ARO	80	306	99	101	166
Interest Expense	7,241	29,129	6,557	7,902	12,173
Loss / (Gain) on Commodity Derivatives, net	(29,862)	123,018	140,242	22,406	(4,832)
Realized Gain / Loss on Commodity Dertivatives, net[1]	(41,087)	(73,256)	(28,201)	(66,233)	(84,127)
Income Tax Expense / (Benefit)	6,806	6,398	(2,754)	4,366	6,066
Non-cash Equity Compensation	1,195	4,645	1,047	1,667	1,188
Adjusted EBITDA	**$81,791**	**$245,628**	**$73,889**	**$85,440**	**$114,676**
Plus:					
Cash Interest Expense & Bank Fees, Net	(8,247)	(30,924)	(5,816)	(13,448)	(10,481)
Capital Expenditures[2]	(20,055)	(130,503)	(40,358)	(74,469)	(109,975)
Current Income Tax (Expense) / Benefit	(594)	(186)	(149)	(258)	225
Free Cash Flow	**$52,895**	**$84,015**	**$27,566**	**($2,735)**	**($5,555)**
Adjusted EBITDA	**$81,791**	**$245,628**	**$73,889**	**$85,440**	**$114,676**
Plus:					
Pro Forma Contribution From Acquisitions	41,052	99,188	49,546	45,488	3,180
Adjusted EBITDA for Leverage Ratio[3]	**$122,843**		**$123,435**	**$130,928**	**$117,856**

Note: Table represents as-reported figures

(1) Amounts relate to settled contracts covering the production months during the period

(2) Excludes proceeds/(payments) related to the divestiture/(acquisition) of oil and gas properties and equipment, outside of regular way land and leasing costs

(3) LTM Adjusted EBITDA for Leverage Ratio does not include amortization of previously unwound derivative contracts beginning 1Q22

Calculation of Cash General & Administrative Expenses

5 YEARS SBOW LISTED NYSE

($000s, except per unit metrics)	2021		2022		
	4Q	FY	1Q	2Q	3Q
General and administrative, net	**$6,927**	**$21,799**	**$4,786**	**$5,709**	**$4,344**
Less:					
Non-cash Equity Compensation	(1,195)	(4,645)	(1,047)	(1,667)	(1,188)
Cash general and administrative, net	**$5,732**	**$17,154**	**$3,740**	**$4,043**	**$3,157**
General and administrative, net (per Mcfe)	**$0.30**	**$0.28**	**$0.24**	**$0.26**	**$0.16**
Less:					
Non-cash Equity Compensation (per Mcfe)	($0.05)	($0.06)	($0.06)	($0.07)	($0.05)
Cash general and administrative, net (per Mcfe)	**$0.25**	**$0.22**	**$0.18**	**$0.19**	**$0.11**

Note: Table represents as-reported figures

SBOWay

Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
920 Memorial City Way, Suite 850
Houston, Texas 77024
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Director of Finance & Investor Relations
(281) 423-0314
IR@sbow.com

Chris Denison
Senior Financial Analyst
(281) 423-0304
IR@sbow.com

SilverBow RESOURCES®